Exhibit 99.1

Hilton
Garden Inn

APPLE HOSPITALITY REIT

SECOND QUARTER • JUNE 30, 2014

Dear Shareholder

Confidence among both corporate and leisure travelers has strengthened and performance across the hotel industry was healthy during the first half of 2014. Occupancy rates have reached pre-recession peak levels in many domestic markets as demand for lodging continues to outpace the level of new hotel supply growth. Performance across the Apple Hospitality REIT, Inc. portfolio of hotels during the second quarter of this year was in line with industry trends and the hotel industry outlook for the second half of 2014 and into 2015 remains positive.

Apple Hospitality REIT is one of the largest hospitality REITs in the industry. Our real estate portfolio includes 188 Marriott®- and Hilton®-branded hotels, with an aggregate of 23,489 rooms, diversified across markets within 33 states. The second quarter of 2014 marked the first full quarter of operations since the merger of Apple REIT Seven, Inc. and Apple REIT Eight, Inc. into Apple Hospitality REIT (formerly Apple REIT Nine, Inc.). I am pleased to report that for the three months ending June 30, 2014, our combined hotels achieved an average occupancy rate of 81 percent, an average daily rate (ADR) of $123 and revenue per available room (RevPAR) of $100, an increase of three percent, five percent and eight percent, respectively, from results for the same period in 2013 (assumes the mergers were completed January 1, 2013). Combined results for the first six months of 2014 as compared to combined results for the same period of 2013 produced increases in occupancy, ADR and RevPAR of one percent, five percent and seven percent, respectively (assumes the mergers were completed January 1, 2013).

Adjusted funds from operations (AFFO) for the second quarter of this year totaled $77.3 million, or approximately $0.21 per share. AFFO for the then Apple REIT Nine portfolio for the same period of 2013 totaled $38.9 million or $0.21 per share. It is our expectation that year-over-year comparisons will become more meaningful over time. The current annualized distribution rate for the Company is $0.66 per share. The Company closely monitors this annualized distribution rate, taking into account varying economic cycles and capital improvements, as well as current and projected hotel performance, and may make adjustments as needed, based on available cash resources.

The increased size and scale of Apple Hospitality REIT is expected to provide the Company with a variety of enhanced strategic abilities and benefits including: an improved capacity to take advantage of opportunistic growth; access to favorable cost of capital which could be used to provide greater financial flexibility across business cycles; cost savings through the elimination of duplicative processes; and enhanced avenues of liquidity for our shareholders. The Company continues to actively collaborate with advisors from Merrill Lynch, Pierce, Fenner & Smith, Incorporated to review strategic alternatives for the Company including but not limited  to a potential listing of the Company’s shares for  trading on a national securities exchange, a sale of  the Company or a merger of the Company with a third party. The Company anticipates updates regarding this process will be provided as appropriate.

Our team remains steadfast to our long-term shareholder objectives. As hotel industry fundamentals continue to strengthen, I am confident our Company is well positioned for future progress. As always, thank you for your investment in Apple Hospitality REIT.

Sincerely,
Glade M. Knight,
Executive Chairman

STATEMENTS OF OPERATIONS     (Unaudited)
	Three months ended	Three months ended	Six months ended	Six months ended
(In thousands except statistical data)	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
REVENUES
Room revenue	$213,372	$95,115	$338,814	$179,388
Other revenue	19,196	9,457	30,875	17,587
Total revenue	$232,568	$104,572	$369,689	$196,975

EXPENSES
Direct operating expense	$58,147	$25,821	$93,403	$49,518
Other hotel operating expenses	84,131	37,041	135,613	71,296
General and administrative	6,628	2,177	9,147	4,037
Depreciation	30,754	13,633	50,313	27,133
Series B convertible preferred share expense	-	-	117,133	-
Transaction costs	1,776	136	3,886	136
Interest expense, net	7,333	2,229	10,857	4,414
Total expenses	$188,769	$81,037	$420,352	$156,534

NET INCOME
Net income (loss)	$43,799	$23,535	$(50,663)	$40,441
Unrealized loss on interest rate derivative	(914)	-	(446)	-
Comprehensive income (loss)	$42,885	$23,535	$(51,109)	$40,441
Net income (loss) per share	$0.12	$0.13	$(0.16)	$0.22

ADJUSTED FUNDS FROM OPERATIONS (A)
Net income (loss)	$43,799	$23,535	$(50,663)	$40,441
Depreciation and amortization of real estate owned	30,860	13,622	50,447	27,111
Funds (loss) from operations (FFO)	$74,659	$37,157	$(216)	$67,552
Interest earned on note receivable	-	1,575	-	3,150
Series B convertible preferred share expense	-	-	117,133	-
Straight-line rent	879	-	1,173	-
Transaction costs	1,776	136	3,886	136
Adjusted funds from operations (AFFO)	$77,314	$38,868	$121,976	$70,838
FFO per share	$0.20	$0.20	$-	$0.37
AFFO per share	$0.21	$0.21	$0.39	$0.39

WEIGHTED-AVERAGE SHARES OUTSTANDING	373,889	182,496	311,623	182,446

OPERATING STATISTICS
Occupancy	81%	80%	78%	76%
Average daily rate	$123	$115	$122	$115
RevPAR	$100	$92	$96	$87
Number of hotels	188	89
Distributions per Share	$0.17	$0.21	$0.36	$0.42

BALANCE SHEET HIGHLIGHTS     (Unaudited)
(In thousands)	June 30, 2014	December 31, 2013
ASSETS
Investment in real estate, net	$3,709,273	$1,443,498
Cash and cash equivalents	805	18,102
Other assets	121,312	29,681
Total assets	$3,831,390	$1,491,281

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$704,479	$162,551
Other liabilities	43,865	16,919
Total liabilities	748,344	179,470
Total shareholders’ equity	3,083,046	1,311,811
Total liabilities and shareholders’ equity	$3,831,390	$1,491,281

(A) Funds (loss) from operations (FFO) is defined as net income (loss) (computed in accordance with generally accepted accounting principles – GAAP) excluding gains or losses from sales of real estate, plus depreciation and amortization of real estate assets. Adjusted funds from operations (AFFO) excludes transaction costs, the non-cash conversion of the Series B convertible preferred shares, the non-cash impact of straight-line lease expense and includes the interest on a note receivable not included in net income. The Company considers FFO and AFFO in evaluating property acquisitions and its operating performance and believes that FFO and AFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company’s activities in accordance with GAAP. FFO and AFFO are not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at June 30, 2014 and the results of operations for the interim period ended June 30, 2014. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple Hospitality REIT, Inc. 2013 Annual Report.

SPRINGHILL SUITES
Marriott

GRAIN

Images from left to right: SPRINGHILL SUITES, ALEXANDRIA, VA; HILTON GARDEN INN, HIGHLANDS RANCH, CO; FAIRFIELD INN, SANTA CLARITA, CA; HILTON, DALLAS, TX

Market Diversity

ALABAMA	MINNESOTA
Auburn, Birmingham (2), Dothan (2), Huntsville (3),	Rochester
Montgomery (2), Montgomery/Prattville, Troy (2)
MISSISSIPPI
ALASKA	Hattiesburg (2), Tupelo
Anchorage
MISSOURI
ARIZONA	Kansas City (2), St. Louis (2)
Phoenix (2), Phoenix/Chandler (2), Tucson (3)
NEBRASKA
ARKANSAS	Omaha
Rogers (4), Springdale
NEW JERSEY
CALIFORNIA	Cranford, Mahwah, Mount Laurel, Somerset,
Agoura Hills, Burbank, Clovis (2), Cypress, Sacramento,	West Orange
San Bernardino, San Diego (4), San Diego/Oceanside,
San Jose, Santa Ana, Santa Clarita (3), Santa Clarita/	NEW YORK
Valencia, Tulare	Islip/Ronkonkoma, New York City

COLORADO	NORTH CAROLINA
Denver/Highlands Ranch (2), Pueblo	Carolina Beach, Charlotte, Charlotte/Matthews,
Concord, Dunn, Durham, Fayetteville (2), Greensboro,
FLORIDA	Holly Springs, Jacksonville, Wilmington, Winston-Salem
Fort Lauderdale, Jacksonville, Lakeland, Miami (3),
Orlando (2), Orlando/Sanford, Panama City, Panama	OHIO
City Beach, Sarasota, Tallahassee, Tampa (2)	Cincinnati/Milford, Twinsburg

GEORGIA	OKLAHOMA
Albany, Columbus (2), Macon, Savannah, Savannah/	Oklahoma City, Tulsa
Port Wentworth
PENNSYLVANIA
IDAHO	Philadelphia/Collegeville, Philadelphia/Malvern,
Boise (2)	Pittsburgh

ILLINOIS	SOUTH CAROLINA
Mettawa (2), Schaumburg, Warrenville	Columbia, Greenville, Hilton Head

INDIANA	TENNESSEE
Indianapolis, Mishawaka	Chattanooga, Jackson (2), Johnson City, Memphis,
Nashville (2)
KANSAS
Overland Park (3), Wichita	TEXAS
Austin (5), Austin/Round Rock, Beaumont, Brownsville,
KENTUCKY	Dallas, Dallas/Addison, Dallas/Allen (2), Dallas/Arlington,
Bowling Green	Dallas/Duncanville, Dallas/Frisco, Dallas/Grapevine,
Dallas/Irving, Dallas/Lewisville, El Paso (2), Fort Worth,
LOUISIANA	Houston (2), Houston/Stafford, San Antonio (2),
Alexandria, Baton Rouge, Lafayette (2), New Orleans,	Texarkana (3)
West Monroe
UTAH
MARYLAND	Provo, Salt Lake City
Annapolis, Silver Spring
VIRGINIA
MASSACHUSETTS	Alexandria (2), Bristol, Charlottesville, Harrisonburg,
Andover, Marlborough, Westford (2)	Manassas, Norfolk/Chesapeake, Richmond,
Suffolk (2), Virginia Beach (2)
MICHIGAN
Detroit/Novi	WASHINGTON
Seattle, Seattle/Kirkland, Tukwila, Vancouver

CORPORATE PROFILE Apple Hospitality REIT, Inc. is a real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Fairfield Inn & Suites® by Marriott®, Marriott® Hotels & Resorts, Renaissance® Hotels, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Embassy Suites Hotels®, Hampton Inn®, Hampton Inn & Suites®, Hilton®, Hilton Garden Inn®, Home2 Suites by Hilton® and Homewood Suites by Hilton® brands. Following the mergers of Apple REIT Seven, Inc. and Apple REIT Eight, Inc. into Apple REIT Nine, Inc. effective March 1, 2014, the Apple Hospitality REIT portfolio consists of 188 hotels with 23,489 guestrooms in 33 states. MISSION Apple Hospitality REIT, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

As always, we encourage our shareholders to know their investment and stay informed by reviewing information on our website at www.applehospitalityreit.com, as well as our filings with the Securities and Exchange Commission, which can be found on their website at www.sec.gov.

Cover image: HILTON GARDEN INN, MACON, GA

“Courtyard® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “Marriott® Hotels & Resorts,“ “Renaissance® Hotels,” “Residence Inn® by Marriott®,” “SpringHill Suites® by Marriott®,” and “TownePlace Suites® by Marriott®” are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott® International and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this Quarterly Report, whether relating to the hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this Quarterly Report.

“Embassy Suites Hotels®,” “Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to “Hilton®” mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this Quarterly Report, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this Quarterly Report.

This Quarterly Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality REIT, Inc., formerly known as Apple REIT Nine, Inc., (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the successful execution of the Company’s recent mergers with Apple REIT Seven, Inc. and Apple REIT Eight, Inc.; the ability of the Company to implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Quarterly Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to in the section entitled “Item 1A. Risk Factors” in the 2013 Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2014. The Company undertakes no obligation to publically update or revise any forwardlooking statements or cautionary factors, as a results of new information, future events, or otherwise, except as required by law.

CORPORATE HEADQUARTERS 814 East Main Street | Richmond, Virginia 23219 (804) 344-8121 | (804) 344-8129 FAX applehospitalityreit.com	INVESTOR INFORMATION For additional information about the Company, please contact: Kelly Clarke, Director of Investor Services (804) 727-6321 or kclarke@applereit.com